UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported):     December 15, 2010;
                                                          ------------------
                               December 15, 2010
                               -----------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-125068               26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                 3100 Southern Drive, Gillette, Wyoming  82718
                 ---------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (307) 686-5030




                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 15, 2010 High Plains Gas, Inc. (formerly Northern Explorations, Ltd.), ("High Plains Gas" or the "Company") announced that its Board of Directors approved a one share for each share stock dividend of the Company's common stock.

Each shareholder of record at the close of business on December 2, 2010 will receive one additional share for every outstanding share held on the record date. The Company's effective payment date is Thursday, December 16, 2010 and the execution date is Friday, December 17, 2010.

Additionally, a "D" will be placed on the ticker symbol for twenty trading days to indicate a change has taken place. On the twenty-first trading day, the symbol will revert back to the original symbol, NXPN.

The Company completed the stock dividend because of its recent acquisition of the Marathon Oil Company Fairway Assets previously reported. The Company believes that the stock dividend will create additional liquidity in the market and make High Plains stock more attractive to a broader range of investors.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     99.1     Press Release Dated December 15, 2010

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HIGH  PLAINS  GAS,  INC.
                              ------------------------



Date:  December  15,  2010         By:     \s\ Mark  D.  Hettinger
                                           -----------------------
                                   Name:     Mark  D.  Hettinger
                                   Title:     CEO  and  Director
                                   Principal  Executive  Officer


Date:  December  15,  2010         By:     \s\ Joe  Hettinger
                                           ------------------
                                   Name:     Joe  Hettinger
                                   Title:     CFO  and  Director
                                   Principal  Financial  Officer